Exhibit 10.1
THIRD AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT
This Third Amendment to Fourth Amended and Restated Credit Agreement (this “Third Amendment”) dated as of April 30, 2009, is by and among PARALLEL PETROLEUM CORPORATION, a Delaware corporation (“Borrower”), and CITIBANK, N.A., BNP PARIBAS, WESTERN NATIONAL BANK, COMPASS BANK, BANK OF SCOTLAND plc, TEXAS CAPITAL BANK, N.A., BANK OF AMERICA, N.A. and WEST TEXAS NATIONAL BANK (collectively, “Lenders”), and CITIBANK, N.A., as Joint Lead Arranger and as Administrative Agent (“Agent”) and BNP PARIBAS, as Joint Lead Arranger and as Syndication Agent.
RECITALS:
WHEREAS, Borrower and Lenders in the capacities stated above, entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 16, 2008, as amended by First Amendment to Fourth Amended and Restated Credit Agreement dated as of October 31, 2008, and by Second Amendment to Fourth Amended and Restated Credit Agreement dated effective as of December 31, 2008 (the “Credit Agreement”).
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:
Agreement
Section 1. Definitions. Except as otherwise expressly provided herein, all terms defined in the Credit Agreement shall have the same meanings herein.
Section 2. Amendment to Definition of Base Rate Margin. The definition of “Base Rate Margin” in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:
Base Rate Margin means:
(a) one-half percent (0.50%) per annum whenever the Borrowing Base Usage is equal to or greater than 75%; or
(b) one-quarter percent (0.25%) per annum whenever the Borrowing Base Usage is equal to or greater 50% but less than 75%; or
(c) zero percent (0%) per annum whenever the Borrowing Base Usage is less than 50%.

Section 3. Amendment to Definition of LIBOR Margin. The definition of “LIBOR Margin” in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:
LIBOR Margin means:
(a) three and one-quarter percent (3.25%) per annum whenever the Borrowing Base Usage is equal to or greater than 75%; or
(b) three percent (3.00%) per annum whenever the Borrowing Base Usage is equal to or greater than 50% but less than 75%; or
(c) two and three-quarters percent (2.75%) per annum whenever the Borrowing Base Usage is less than 50%.
Section 4. Amendment to Funded Debt Ratio Covenant. Section 13(c) of the Credit Agreement is hereby amended in its entirety to read as follows:
(c) Funded Debt Ratio. Borrower will not allow its ratio of Consolidated Funded Debt to Consolidated EBITDA to exceed (i) 4.00 to 1.00 as of June 30, 2008 and September 30, 2008, (ii) 4.25 to 1.00 as of December 31, 2008, (iii) 5.00 to 1.00 during the year 2009, (iv) 4.25 to 1.00 during the year 2010, or (v) 4.00 to 1.00 during the year 2011 and thereafter during the term hereof. This ratio shall be calculated at the end of each fiscal quarter of Borrower using the results of the twelve-month period immediately preceding the end of each such fiscal quarter.
Section 5. Redetermination of Borrowing Base. In accordance with Section 7(b) of the Credit Agreement, a semi-annual redetermination of the Borrowing Base has been made by Lenders. Pursuant to Section 7(b) of the Credit Agreement, Agent hereby notifies Borrower that Lenders have redetermined the Borrowing Base and, effective as of the date of this Third Amendment, the redetermined Borrowing Base is $230,000,000. The amount of the new Borrowing Base shall be subject to redetermination as provided in the Credit Agreement. The next scheduled semi-annual redetermination of the Borrowing Base by Lenders pursuant to the Credit Agreement shall be on or about October 1, 2009.
Section 6. Representations and Warranties of Borrower. Borrower represents and warrants to Lenders as follows:
(a) The representations and warranties contained in Section 10 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).

(b) No Event of Default or Default has occurred and is continuing under the Credit Agreement.
(c) The execution, delivery and performance by Borrower of this Third Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrower or its Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrower or its Subsidiaries, except Permitted Liens.
(d) This Third Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
Section 7. Conditions Precedent. This Third Amendment shall be effective as of the date upon which all of the following conditions have been satisfied:
(a)	Agent shall have received counterparts of this Third Amendment duly executed by Borrower and Majority Lenders;
(b)	Agent shall have received any other documents, certificates and opinions in connection with this Third Amendment that may be requested by Agent, in form and substance satisfactory to Agent; and
(c)	Borrower shall have paid to Agent for the ratable benefit of Lenders a facility fee in the amount of $115,000.
Section 8. Ratification of Credit Agreement and Other Loan Documents. Except as expressly amended hereby, the Credit Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and are hereby ratified and confirmed by Borrower and Lenders as of the date of this Third Amendment as if the Credit Agreement and the other Loan Documents were executed by Borrower and the other parties thereto as of the date of this Third Amendment. The amendments contemplated hereby shall not limit or impair any Liens securing the Loans, all of which are hereby ratified, affirmed and extended to secure the Loans as they may be increased pursuant hereto.
Section 9. No Waiver. Neither the execution by Lenders of this Third Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lenders of any Default or Event of Default (whether now existing or that may occur hereafter) or of any of Lenders’ or Agent’s rights under the Credit Agreement as amended hereby or under any of the other Loan Documents.

Section 10. Miscellaneous.
10.1 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.
10.2 Multiple Counterparts. This Third Amendment may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement. No party to this Third Amendment shall be bound hereby until a counterpart of this Third Amendment has been executed by Borrower, Agent and Majority Lenders.
10.3 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
10.4 Governing Law. This Third Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this Third Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.
10.5 Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.
10.6 Final Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS THEREOF, Borrower and Lenders have caused this Third Amendment to be duly executed as of the day and year first above written.

BORROWER: PARALLEL PETROLEUM CORPORATION, a Delaware corporation
By:	/s/ Steven D. Foster
Steven D. Foster
Chief Financial Officer

LENDERS: CITIBANK, N.A. a national banking association, as Joint Lead Arranger and Administrative Agent and as a Lender
By:	/s/ Bobby Norman
Bobby Norman
Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as Joint Lead Arranger and Syndication Agent and as a Lender
By:	/s/ Courtney Kubesch
	Name:	Courtney Kubesch
	Title:	Vice President

By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Director
[SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

WESTERN NATIONAL BANK, as a Lender
By:	/s/ Wesley D. Bownds
Wesley D. Bownds
President
[SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as a Lender
By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF SCOTLAND plc, as a Lender
By:
Name:
Title:
[SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

TEXAS CAPITAL BANK, N.A., as a Lender
By:	/s/ Brian J. Petet
	Name:	Brian J. Petet
	Title:	Senior Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:
[SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

WEST TEXAS NATIONAL BANK, as a Lender
By:	/s/ Chris L. Whigham
	Name:	Chris L. Whigham
	Title:	Sr. Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

12